SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 14, 2003

MADISON BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32867	59-3720289

(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

35388 U.S. 19 North
Palm Harbor, Florida 34684

(address of principal executive offices)
Registrant’s telephone number: (727) 786-3888

ITEM 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On July 14, 2003, Madison BancShares, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

Date: July 14, 2003

Madison Bancshares, Inc. (Registrant)

By: /s/ Martin W. Gladysz Martin W. Gladysz Chief Financial Officer (727) 786-3888

INDEX TO EXHIBITS

Exhibit
No.	Description

99.1	Madison Bancshares, Inc. Press Release